Exhibit 10.13

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT AGREEMENT NO. 3 TO THE RESEARCH COLLABORATION
AND LICENSE AGREEMENT

This Amendment Agreement No. 3 (“Amendment 3”) is made to the BACE Research Collaboration and License Agreement between Vitae Pharmaceuticals, Inc. (“Vitae”), with offices at 502 West Office Center Drive, Fort Washington, PA 19034, USA (taxpayer ID number 04-03567753), and Boehringer Ingelheim International GmbH (“BI”), with offices at ****(VAT ID number ****), effective as of June 4, 2009, as last amended by the Amendment No. 2 (“Amendment 2”) dated December 21, 2012 (together the “Agreement”).

WHEREAS, according to Article 3 of the Amendment 2 Vitae and BI have agreed to extend the Core Indication and according to Section 4.b to a Development milestone for Candidate Feasibility.

WHEREAS, BI is developing ****and has decided to move the Development Candidate into Phase I studies.

Therefore, the Parties agree to the following:

1.              If not defined in this Amendment all words capitalized in this Amendment shall have the same meaning as defined in the Agreement.

2.              The full milestone payment for Initiation of Phase I studies according to Section 9.3.1 for ****shall be due upon execution of this Amendment 3 and receipt of an invoice fulfilling the criteria according to the Agreement.

3.              Article 4 of Amendment 2 shall be replaced as follows:

“For the first achievement of the Development milestone of ****in a Core Indication according to Section 3.b. of this Amendment, BI shall pay Vitae ****.  For achievement of all other Development and regulatory milestones, the milestone payments as provided in Section 9.3 of the Agreement remain unchanged.”

4.              Save as amended, all other terms and conditions of the Agreement shall remain unchanged.

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, Vitae and BI, by their duly authorized officers, have executed this Amendment as of the last date signed below.

VITAE PHARMACEUTICALS, INC.	BOEHRINGER INGELHEIM
INTERNATIONAL GMBH

Date: ****	Date: ****

By: ****	By: ****

Name: ****	Name: ****

Title: ****	Title: ****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.